CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, the President and Chief Executive Officer of City National Rochdale Funds (the "Registrant"), with respect to the Fund’s Form N-CSR for the period ended March 31, 2015 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.            such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.            the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: June 8, 2015

/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro
President and Chief Executive Officer

CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, the Treasurer of City National Rochdale Funds (the "Registrant"), with respect to the Fund’s Form N-CSR for the period ended March 31, 2015 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.            such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.            the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: June 8, 2015

/s/ Eric Kleinschmidt
Eric Kleinschmidt
Treasurer